UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

WEBSIDESTORY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0727173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 546-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note

          On May 5, 2005, WebSideStory (“WebSideStory”) filed a Current Report on Form 8-K (the “Current Report”), under Items 1.01, 2.01 and 3.02, to report the completion of the acquisition of Avivo Corporation (the “Company”) by WebSideStory (the “Merger”). In the Current Report, WebSideStory indicated that it would file the necessary financial information required by Item 9.01 by amendment not later than 71 days after the date on which the Current Report was required to be filed. WebSideStory hereby amends and restates Item 9.01 of the Current Report to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

               (i) The unaudited financial statements of the Company as of March 31, 2005 and 2004 and for the three months ended March 31, 2005 and 2004 are filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

               (ii) The audited financial statements of the Company for the years ended December 31, 2004 and 2003, and the notes related thereto are filed as Exhibit 99.2 to this Current Report and incorporated herein by reference.

          (b) Pro Forma Financial Information

     The unaudited condensed combined pro forma financial statements of WebSideStory and the notes related thereto with respect to the Merger are filed as Exhibit 99.3 to this Current Report and incorporated herein by reference.

          (c) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, independent certified public accountants.

99.1	Avivo Corporation’s unaudited financial statements as of March 31, 2005 and 2004 and for the three months ended March 31, 2005 and 2004.

99.2	Avivo Corporation’s audited financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004.

99.3	Unaudited condensed combined pro forma financial statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.

Date: July 18, 2005

	By:	/s/ Thomas D. Willardson

Thomas D. Willardson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, independent certified public accountants.

99.1	Avivo Corporation’s unaudited financial statements as of March 31, 2005 and 2004 and for the three months ended March 31, 2005 and 2004.

99.2	Avivo Corporation’s audited financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004.

99.3	Unaudited condensed combined pro forma financial statements.